UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Item 1. Reports to Stockholders

Delaware Enhanced Global Dividend

and Income Fund

Annual report

November 30, 2014

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Enhanced Global Dividend and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

December 9, 2014

Performance preview (for the year ended November 30, 2014)

Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+5.02%

Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+4.94%

Lipper Closed-end Global Funds Average @ market price	1-year return	+9.22%

Lipper Closed-end Global Funds Average @ NAV	1-year return	+4.90%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2014, Delaware Enhanced Global Dividend and Income Fund returned +4.94% at net asset value (NAV) and +5.02% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

Searching for yield amid low rates

Throughout the 12 months ended Nov. 30, 2014, the market rewarded higher yielding securities of all asset types, as income remained scarce in a low interest rate environment.

Central banks in Europe, Japan, and China sought to boost their flagging economies by aggressively loosening monetary policy. The U.S. economy, meanwhile, continued its slow but steady improvement. Against this backdrop, in October 2014 the U.S. Federal Reserve ended its quantitative-easing stimulus program, even as it pledged to keep its target short-term interest rate at essentially zero for some time longer.

U.S. stocks performed well in this environment, with the country’s broad stock market, as measured by the S&P 500® Index, gaining 16.9% during the fiscal year. Dividend-oriented equities, such as utility stocks, benefited disproportionately as investors searched for yield. Global property stocks, another income-focused asset class, also enjoyed strong results, with the FTSE EPRA/NAREIT Developed Index advancing 15.6%.

U.S. high yield bonds generated a modestly positive return for the 12-month period, but struggled in the second half because of geopolitical concerns in the Middle East and Russia; volatility in equity and U.S. Treasury markets; mutual fund outflows; and heavy new-issue supply. Declining oil prices also hurt results, as energy issues made up a meaningful portion of the high yield market. During the 12 months ended Nov. 30, 2014, high yield bonds, as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index, returned 4.6%.

Strength from U.S. equities, global real estate

The Fund’s results were lifted by its investments in U.S. large-cap value stocks and global real estate equities, which at period end made up 12% and 4% of the portfolio’s net assets, respectively. In the former group semiconductor manufacturers Intel and Broadcom were notably strong performers, as more-favorable demand helped lift the earnings of both chip-making companies.

Electricity producer Edison International was another leading contributor to Fund performance, as utility companies’ relatively high dividend payments made them attractive to many investors looking for income. Elsewhere, drug store chain and pharmacy-benefits manager CVS Health performed well, as did medical services provider Cardinal Health.

The Fund’s global real estate equity holdings enjoyed strong absolute performance but tended to lag the property stock market as a whole because of our more defensive approach to the asset class. We believed this stance was warranted, given generally high valuations and asset prices that were rising faster than companies’ cash flows.

Within the Fund’s real estate equities portion, Sun Communities, an owner and developer of manufactured-home communities, was a strong performer. In addition, the Fund experienced strength in the apartment sector, led by Essex Property Trust and Equity Residential.

In addition, the Fund’s use of leverage — a portfolio-management tool designed to obtain a higher return on our equity investments — helped lift Fund performance in light of the stock market’s rise.

Various performance challenges

In contrast, the Fund’s energy holdings tended to perform poorly — which did not surprise us in light of the sharp drop in oil prices seen in the fall. Portfolio holdings such as energy producers Marathon Oil and Occidental Petroleum experienced notable declines.

The Fund also saw disappointing results from its non-U.S. equities, which made up about 28% of the portfolio as of fiscal year end. Notably, Yamana Gold, a Canadian mining company; Mobile Telesystems, a Russian telecommunication services provider; Standard Chartered, a U.K.-based financial services company; and Rexel, a French distributor of electrical parts and supplies, weighed on the Fund’s results. We continued to hold these names in the Fund as of the end of the fiscal year.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change for events occurring after such date.

(continues)	1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

To achieve the Fund’s income objectives, we maintained a sizable allocation to high yield bonds. As of fiscal year end, nearly one-third of the portfolio was invested in this market segment, representing the largest single asset class weighting in the Fund. As mentioned earlier, however, high yield bonds gained only modestly during the period as the market environment turned increasingly challenging for investors in bonds with below-investment-grade credit ratings.

Also of note, the Fund maintained certain positions in derivative securities in an attempt to help manage the portfolio’s risk profile. These included a modest amount of foreign currency hedges to manage currency risk associated with the Fund’s international fixed income investments. None of these hedges had a material impact on the Fund’s performance during the fiscal year.

Staying true to our approach

During the fiscal year, the Fund’s composition remained relatively consistent. As always, we continued to focus on the Fund’s primary objective: investing in yield-oriented global securities in an attempt to provide shareholders with a high level of income.

At the same time, to manage risk, we also closely considered securities’ quality and valuation characteristics. As investors have searched intently for yield, especially among U.S. investments, income-oriented securities have seen their prices rise sharply. This has made yield increasingly expensive to come by, whether supplied by fixed income securities or by such “bond substitutes” as utility stocks, master limited partnerships, or certain real estate equities. In this environment, our approach has been to closely manage the portfolio’s yield, balancing the need for a competitive income stream with efforts to protect against the risk of falling security prices that could weigh on total return.

During the fiscal year, we saw better performance prospects among U.S. stocks — as we have for the past several years — while we continued to take advantage of suitable opportunities to invest internationally, given the Fund’s global mandate. At period end, we continued to emphasize companies that we believed to be undervalued, had strong cash flows, maintained manageable debt levels, operated diversified businesses, and had a history of delivering consistent dividends. We recognize, however, that there is no guarantee that a dividend-paying company will continue to pay dividends.

As we continue to monitor market conditions, we will seek to position the portfolio to provide a high level of income for our shareholders while simultaneously looking to minimize other characteristics that could potentially weigh on total return.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance

Average annual total returns through November 30, 2014	1 year	5 years	Lifetime

At market price (inception date June 29, 2007)	+5.02%	+8.77%	+4.20%
At net asset value (inception date June 29, 2007)	+4.94%	+11.34%	+5.58%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Funds may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics

As of November 30, 2014

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.	June 29, 2007

Total Fund net assets	NYSE symbol
$209 million	DEX

Number of holdings
781

(continues)	3

Performance summary

Delaware Enhanced Global Dividend and Income Fund

Market price versus net asset value (see notes below)

November 30, 2013 through November 30, 2014

	Starting value (Nov. 30, 2013)	Ending value (Nov. 30, 2014)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$13.52	$13.19

Delaware Enhanced Global Dividend and Income Fund @ market price	$12.25	$11.96

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from June 29, 2007 (Fund’s inception) through November 30, 2014

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2014)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$14,966

Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$13,571
Lipper Closed-end Global Funds Average @ market price	$10,000	$12,518
Lipper Closed-end Global Funds Average @ NAV	$10,000	$11,178

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 invested in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was

initially offered with a sales charge of 4.50%. The Fund is currently traded on the secondary market without a sales load. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The FTSE EPRA/NAREIT Developed Index, mentioned on page 1, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

(continues)	5

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	70.09%
Consumer Discretionary	7.89%
Consumer Staples	5.67%
Diversified REITs	1.02%
Energy	5.66%
Financials	9.30%
Healthcare	9.66%
Healthcare REITs	0.40%
Hotel REITs	0.79%
Industrial REITs	1.20%
Industrials	7.82%
Information Technology	7.17%
Mall REITs	0.93%
Manufactured Housing REITs	0.23%
Materials	3.33%
Mixed REITs	0.12%
Mortgage REITs	0.27%
Multifamily REITs	0.60%
Office REITs	0.59%
Self-Storage REIT	0.15%
Shopping Center REITs	1.14%
Single Tenant REITs	0.15%
Specialty REITs	0.58%
Telecommunications	4.01%
Utilities	1.41%
Convertible Preferred Stock	4.06%
Exchange-Traded Note	0.08%
Agency Collateralized Mortgage Obligations	0.05%
Agency Mortgage-Backed Securities	0.45%
Commercial Mortgage-Backed Securities	0.08%
Convertible Bonds	12.73%
Basic Industry	0.49%
Capital Goods	0.63%
Communications	1.45%
Consumer Cyclical	1.15%
Consumer Non-Cyclical	2.22%
Energy	0.97%
Financials	1.37%
Real Estate Investment Trusts	1.37%
Technology	3.08%

Security type / sector	Percentage of net assets
Corporate Bonds	45.72%
Automotives	1.06%
Banking	4.55%
Basic Industry	4.24%
Brokerage	0.03%
Capital Goods	3.79%
Communications	5.14%
Consumer Cyclical	2.25%
Consumer Non-Cyclical	1.19%
Energy	7.03%
Financials	0.18%
Healthcare	2.73%
Healthcare REITs	0.00%
Insurance	1.02%
Media	4.95%
Real Estate Investment Trusts	0.07%
Services	2.38%
Technology	2.33%
Transportation	0.52%
Utilities	2.26%
Non-Agency Asset-Backed Securities	0.04%
Non-Agency Collateralized Mortgage Obligations	0.08%
Senior Secured Loans	2.44%
Sovereign Bonds	2.82%
Supranational Bank	0.71%
U.S. Treasury Obligations	0.52%
Leveraged Non-Recourse Security	0.00%
Limited Partnership	0.18%
Preferred Stock	0.85%
Warrant	0.00%
Short-Term Investments	0.09%
Securities Lending Collateral	6.93%
Total Value of Securities	147.92%
Borrowing Under Line of Credit	(41.57%)
Obligation to Return Securities Lending Collateral	(6.93%)
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%

Country*	Percentage of net assets
Australia	2.12%
Austria	0.34%
Barbados	0.44%
Bermuda	0.78%
Brazil	1.00%
Canada	5.07%
Cayman Islands	0.01%
Chile	0.11%
China/Hong Kong	2.42%
Colombia	0.29%
Cyprus	0.24%
Denmark	0.86%
France	9.47%
Germany	2.55%
Indonesia	1.36%
Ireland	0.48%
Isle of Man	0.37%
Israel	1.98%
Italy	1.55%
Jamaica	0.94%
Japan	8.88%
Luxembourg	2.99%
Mexico	3.59%
Netherlands	3.05%
Norway	0.09%
Puerto Rico	0.31%
Russia	0.59%
Singapore	0.03%
South Africa	0.51%
Spain	0.27%
Sweden	2.45%
Switzerland	3.27%
United Kingdom	5.94%
United States	76.37%
Uruguay	0.18%
Total	140.90%

* Allocation includes all investments except for short-term investments and securities lending collateral.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

(continues)	7

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

November 30, 2014

	Number of shares	Value (U.S. $)

Common Stock – 70.09%

Consumer Discretionary – 7.89%
AMC Entertainment Holdings	7,023	$184,143
Bayerische Motoren Werke *	7,712	882,533
Genuine Parts	8,400	863,352
Kering *	6,668	1,378,407
Mattel	26,700	842,385
Nitori Holdings	39,608	2,195,995
Publicis Groupe *	21,287	1,564,661
Sumitomo Rubber Industries	99,400	1,514,284
Target	11,800	873,200
Techtronic Industries	390,500	1,248,810
Toyota Motor	48,005	2,958,448
Yue Yuen Industrial Holdings	561,500	2,012,882

		16,519,100

Consumer Staples – 5.67%
Aryzta †	33,137	2,645,881
Carlsberg Class B	19,975	1,780,023
Coca-Cola Amatil	157,865	1,228,329
ConAgra Foods	35,500	1,296,460
Kimberly-Clark	11,200	1,305,808
Kraft Foods Group	21,400	1,287,638
Lorillard	20,000	1,262,800
Safeway	30,500	1,062,620

		11,869,559

Diversified REITs – 1.02%
Champion REIT	125,000	57,867
Dexus Property Group	6,652	40,261
Fibra Uno Administracion	87,563	289,732
Gramercy Property Trust	25,741	151,872
Investors Real Estate Trust	10,260	83,722
Kenedix Office Investment *	50	275,952
Lexington Realty Trust	29,584	325,424
Mapletree Logistics Trust	70,996	64,279
Nieuwe Steen Investments	89	412
Orix J-REIT	40	55,544
Stockland	70,059	245,722
Vornado Realty Trust	2,641	294,630
Washington Real Estate
Investment Trust	9,471	254,486

		2,139,903

Energy – 5.66%
Chevron	7,100	772,977
CNOOC	1,054,000	1,541,266
ConocoPhillips	11,300	746,591
Marathon Oil	18,500	535,020
Occidental Petroleum	7,200	574,344
Royal Dutch Shell ADR *	17,000	1,180,480
Saipem †	72,883	1,044,032

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
Spectra Energy	21,500	$814,420
Subsea 7 *	16,338	162,367
Suncor Energy	38,100	1,202,930
Total	26,586	1,488,611
Total ADR	21,500	1,196,045
Williams	11,400	589,950

		11,849,033

Financials – 9.30%
Ashford *†	710	84,353
AXA	130,188	3,145,725
Bank Rakyat Indonesia Persero	1,297,000	1,224,838
BB&T	34,100	1,281,819
Fifth Street Finance	16,638	147,579
Gallagher (Arthur J.)	26,400	1,265,880
ING Groep CVA †	138,098	2,024,627
Mitsubishi UFJ Financial Group	518,828	3,000,704
Nordea Bank	195,801	2,445,937
Nordea Bank FDR *	46,352	581,489
Solar Capital	8,309	152,719
Standard Chartered	162,021	2,374,771
UniCredit	233,816	1,729,969

		19,460,410

Healthcare – 9.66%
AbbVie	12,900	892,680
AstraZeneca ADR	11,300	838,121
Baxter International	13,200	963,600
Bristol-Myers Squibb	10,800	637,740
Halyard Health †	1	20
Johnson & Johnson	9,700	1,050,025
Merck	24,800	1,497,920
Novartis	38,942	3,770,792
Pfizer	48,360	1,506,414
Quest Diagnostics	9,800	640,038
Sanofi *	30,832	2,987,641
Stada Arzneimittel	36,046	1,299,176
Teva Pharmaceutical Industries ADR	72,700	4,142,446

		20,226,613

Healthcare REITs – 0.40%
Health Care REIT	932	68,651
Healthcare Realty Trust	4,027	106,353
Healthcare Trust of America Class A	21,431	273,460
Ventas	5,342	382,220

		830,684

	Number of shares	Value (U.S. $)

Common Stock (continued)

Hotel REITs – 0.79%
Ashford Hospitality Prime	12,360	$216,918
Ashford Hospitality Trust	61,800	647,664
DiamondRock Hospitality	20,217	301,840
Pebblebrook Hotel Trust	2,806	121,135
Strategic Hotels & Resorts †	19,000	252,320
Summit Hotel Properties	9,300	107,880

		1,647,757

Industrial REITs – 1.20%
DCT Industrial Trust	4,219	144,003
First Industrial Realty Trust	28,050	556,793
Goodman Group	49,447	229,414
Prologis	385	16,278
Prologis Property Mexico †	294,100	625,372
STAG Industrial	35,063	835,902
Terreno Realty	5,097	106,069

		2,513,831

Industrials – 7.82%
Deutsche Post	66,924	2,225,099
East Japan Railway	26,161	1,961,193
ITOCHU	199,502	2,296,257
Koninklijke Philips *	68,596	2,070,677
Meggitt	169,986	1,337,352
Raytheon	12,000	1,280,400
Rexel *	51,167	948,194
Vinci *	34,617	1,873,015
Waste Management	26,100	1,271,853
WestJet Airlines @	38,643	1,091,343

		16,355,383

Information Technology – 7.17%
CA	41,900	1,305,185
Canon ADR	27,100	864,761
CGI Group Class A †	109,640	3,995,624
Cisco Systems	54,900	1,517,436
Intel	41,000	1,527,250
Microsoft	23,800	1,137,878
Playtech	76,448	767,654
Symantec	41,400	1,080,126
Teleperformance *	40,073	2,800,361

		14,996,275

Mall REITs – 0.93%
CBL & Associates Properties	7,338	142,724
General Growth Properties	12,497	334,420
Pennsylvania Real Estate
Investment Trust	8,500	198,645
Rouse Properties *	748	13,681

	Number of shares	Value (U.S. $)

Common Stock (continued)

Mall REITs (continued)
Simon Property Group	6,908	$1,248,966

		1,938,436

Manufactured Housing REITs – 0.23%
Equity Lifestyle Properties	3,156	156,569
Sun Communities	5,456	321,304

		477,873

Materials – 3.33%
AuRico Gold	152,573	510,933
Dow Chemical	14,400	700,848
duPont (E.I.) deNemours	10,200	728,280
Lafarge *	22,207	1,580,325
Rexam	206,547	1,461,524
Rio Tinto	31,263	1,463,286
Tarkett	6,400	163,046
Yamana Gold	102,366	369,652

		6,977,894

Mixed REITs – 0.12%
Duke Realty	11,447	222,530
PS Business Parks	400	32,556

		255,086

Mortgage REITs – 0.27%
Chimera Investment	17,000	57,460
Starwood Property Trust	20,900	502,854

		560,314

Multifamily REITs – 0.60%
American Residential Properties †	5,720	101,644
Apartment Investment & Management	15,728	585,868
Camden Property Trust	5,109	391,758
Equity Residential	1,597	113,131
Essex Property Trust	297	60,116

		1,252,517

Office REITs – 0.59%
alstria office REIT *†	33,657	422,020
Equity Commonwealth	8,051	204,737
Link REIT	33,000	210,215
Parkway Properties	20,673	402,710

		1,239,682

Self-Storage REIT – 0.15%
Extra Space Storage	5,300	314,131

		314,131

Shopping Center REITs – 1.14%
Agree Realty	12,473	384,293

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Shopping Center REITs (continued)
Charter Hall Retail REIT	71,117	$251,249
DDR	9,078	166,400
First Capital Realty	2,922	47,827
Kimco Realty	12,857	327,211
Kite Realty Group Trust	5,922	161,552
Ramco-Gershenson Properties Trust	19,634	351,449
Regency Centers	900	55,332
Scentre Group †	40,548	119,779
Unibail-Rodamco	910	240,665
Westfield	16,989	119,896
Wheeler Real Estate Investment Trust *@	36,463	154,603

		2,380,256

Single Tenant REITs – 0.15%
National Retail Properties	2,759	106,304
Spirit Realty Capital	18,362	215,019

		321,323

Specialty REITs – 0.58%
EPR Properties	11,976	670,536
Nippon Prologis REIT	250	544,953

		1,215,489

Telecommunications – 4.01%
AT&T *	41,900	1,482,422
Century Communications =†	125,000	0
Mobile Telesystems ADR	101,500	1,240,330
Nippon Telegraph & Telephone	42,901	2,295,789
NTT DOCOMO ADR	39,900	622,839
Tele2 Class B	146,655	1,898,876
Verizon Communications	16,800	849,912

		8,390,168

Utilities – 1.41%
Abengoa Yield	3,271	92,242
American Water Works	800	42,440
Edison International	10,100	641,956
National Grid	78,225	1,137,871
National Grid ADR *	11,400	827,640
NorthWestern *	3,800	202,274

		2,944,423

Total Common Stock (cost $125,463,282)		146,676,140

	Number of shares	Value (U.S. $)

Convertible Preferred Stock – 4.06%

ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	24,100	476,351
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	240	255,450
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	5,560	597,922
El Paso Energy Capital Trust I 4.75% exercise price $34.49, expiration date 3/31/28	1,950	117,000
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	14,200	741,098
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	397	207,780
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	756	1,077,961
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	510	683,400
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	17,884	850,116
Laclede Group 6.75% exercise price $57.81, expiration date 4/1/17	4,379	243,166
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	19,850	982,575
SandRidge Energy
7.00% exercise price $7.76, expiration date 12/31/49	800	55,450
8.50% exercise price $8.01, expiration date 12/31/49	5,955	419,828
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	695	853,130
Weyerhaeuser 6.375% exercise price $33.13, expiration date 7/1/16	11,489	674,404

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Wheeler Real Estate Investment Trust
9.00% exercise price $5.00, expiration date 12/31/49	10,450	$238,156
9.00% exercise price $5.00, expiration date 12/31/49 @=	34	35,473

Total Convertible Preferred Stock (cost $8,471,285)		8,509,260

Exchange-Traded Note – 0.08%

iPATH S&P 500 VIX Short-Term Futures *†	6,250	171,187

Total Exchange-Traded Note (cost $1,178,000)		171,187

	Principal amount°

Agency Collateralized Mortgage Obligations – 0.05%

Fannie Mae REMICs Series 2001-50 BA 7.00% 10/25/41	71,495	81,935
Freddie Mac REMICs Series 2557 WE 5.00% 1/15/18	20,511	21,510

Total Agency Collateralized Mortgage Obligations (cost $93,415)		103,445

Agency Mortgage-Backed Securities – 0.45%

Fannie Mae ARM
2.09% 3/1/38 —	8,272	8,814
2.127% 10/1/36 —	5,711	6,101
2.238% 4/1/36 —	20,599	22,225
2.298% 10/1/36 —	8,627	9,190
2.319% 4/1/36 —	6,540	6,974
2.324% 11/1/35 —	4,585	4,915
2.421% 5/1/43 —	4,466	4,486
2.546% 6/1/43 —	1,995	2,019
3.302% 9/1/43 —	5,174	5,389
Fannie Mae S.F. 15 yr
4.00% 11/1/25	83,317	89,521
5.50% 1/1/23	11,613	12,748
Fannie Mae S.F. 20 yr
4.00% 2/1/31	3,364	3,630
5.50% 12/1/29	791	886
Fannie Mae S.F. 30 yr 4.00% 11/1/40	1,730	1,851

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 7/1/36	1,523	$1,657
6.50% 6/1/36	10,572	12,723
6.50% 10/1/36	8,104	9,219
Fannie Mae S.F. 30 yr TBA 3.00% 12/1/44	20,000	20,216
Freddie Mac ARM
2.249% 7/1/36 —	5,345	5,747
2.265% 10/1/36 —	9,417	10,021
Freddie Mac S.F. 15 yr
4.00% 5/1/25	727	777
5.00% 6/1/18	3,852	4,068
5.00% 12/1/22	21,492	23,101
Freddie Mac S.F. 30 yr
5.00% 1/1/34	223,783	248,564
6.00% 2/1/36	1,050	1,201
7.00% 11/1/33	20,464	24,608
9.00% 9/1/30	36,668	39,832
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.774% 11/25/49 #—	10,000	10,787
Series 2012-K22 B 144A 3.812% 8/25/45 #—	10,000	10,108
Series 2013-K712 B 144A 3.484% 5/25/45 #—	20,000	20,247
GNMA I S.F. 30 yr
7.50% 12/15/23	43,887	50,834
7.50% 1/15/32	38,196	46,594
9.50% 9/15/17	24,458	25,579
12.00% 5/15/15	645	649
GNMA II S.F. 30 yr
6.00% 11/20/28	41,372	46,916
6.50% 2/20/30	131,811	146,689

Total Agency Mortgage-Backed Securities (cost $857,727)		938,886

Commercial Mortgage-Backed Securities – 0.08%

Bank of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 —	10,000	10,435
Series 2007-4 AM 6.014% 2/10/51 —	35,000	38,412
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	10,000	10,394

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Goldman Sachs Mortgage Securities II Series 2005-GG4 A4A 4.751% 7/10/39	20,623	$20,680
Goldman Sachs Mortgage Securities Trust Series 2006-GG6 A4 5.553% 4/10/38 —	10,000	10,328
JPMBB Commercial Mortgage Securities Trust Series 2014-C21 AS 3.997% 8/15/47	10,000	10,469
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 AM 5.44% 5/15/45	35,000	37,261
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 —	10,000	10,509
Series 2006-C6 AM 5.413% 9/15/39	20,000	21,364

Total Commercial Mortgage-Backed Securities (cost $168,893)		169,852

Convertible Bonds – 12.73%

Basic Industry – 0.49%
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41 *	391,000	240,221
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19 *	831,000	793,086

		1,033,307

Capital Goods – 0.63%
General Cable 4.50% exercise price $34.88, expiration date 11/15/29 f	924,000	628,897
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 *	897,000	690,129

		1,319,026

Communications – 1.45%
Alaska Communications Systems Group 6.25%exercise price $10.28, expiration date 4/27/18	672,000	566,160

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Communications (continued)
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #	562,000	$621,010
Liberty Interactive
0.75% exercise price $1,000.00, expiration date 3/30/43	544,000	767,720
144A 1.00% exercise price $74.31, expiration date 9/28/43 #	975,000	1,073,719

		3,028,609

Consumer Cyclical – 1.15%
Huron Consulting Group 144A 1.25% exercise price $79.89, expiration date 9/27/19 #	565,000	588,659
Iconix Brand Group 2.50%exercise price $30.75,expiration date 5/31/16	436,000	592,687
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 *f	1,149,000	1,225,839

		2,407,185

Consumer Non-Cyclical – 2.22%
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20 *	343,000	422,319
Hologic
2.00% exercise price $31.17, expiration date 2/27/42 f	597,000	664,536
2.00% exercise price $38.59, expiration date 12/15/43	607,000	669,976
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,077,000	1,323,364
Spectrum Pharmaceuticals 144A 2.75% exercise price $10.53, expiration date 12/13/18 #	522,000	509,276

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Consumer Non-Cyclical (continued)
Vector Group
1.75% exercise price $25.87, expiration date 4/15/20	634,000	$676,399
2.50% exercise price $16.78, expiration date 1/14/19 —	263,000	373,198

		4,639,068

Energy – 0.97%
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	349,000	344,201
Energy XXI 144A 3.00% exercise price $40.40, expiration date 12/13/18 #*	980,000	641,900
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	378,000	445,567
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	654,000	587,374

		2,019,042

Financials – 1.37%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16 *	588,000	612,255
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	791,000	847,853
Gain Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18	689,000	720,436
New Mountain Finance 144A 5.00% exercise price $15.93, expiration date 6/14/19 #	666,000	685,147

		2,865,691

Real Estate Investment Trusts – 1.37%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	970,000	1,014,256

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Real Estate Investment Trusts (continued)
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	663,000	$633,994
Forest City Enterprises 3.625% exercise price $24.21, expiration date 8/14/20	591,000	634,586
Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30 #	363,000	589,648

		2,872,484

Technology – 3.08%
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	416,000	405,340
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20 *	1,096,000	1,093,265
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	683,000	790,146
Electronics For Imaging 144A 0.75% exercise price $52.72, expiration date 8/29/19 #	380,000	396,150
Intel 3.25% exercise price $21.71, expiration date 8/1/39	401,000	721,050
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	789,000	826,971
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	712,000	701,765
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	370,000	752,256
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	424,000	765,055

		6,451,998

Total Convertible Bonds (cost $24,977,821)		26,636,410

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds – 45.72%

Automotives – 1.06%
Gates Global 144A 6.00% 7/15/22 #*	695,000	$679,363
General Motors
4.875% 10/2/23	190,000	202,350
6.25% 10/2/43	235,000	274,363
International Automotive Components Group 144A 9.125% 6/1/18 #	450,000	478,125
Meritor
6.25% 2/15/24	135,000	139,050
6.75% 6/15/21	225,000	237,375
Tupy Overseas 144A 6.625% 7/17/24 #	200,000	201,000

		2,211,626

Banking – 4.55%
Australia & New Zealand Banking Group 5.412% 6/20/22 —	AUD 1,799,000	1,599,243
Banco Santander Mexico 144A 5.95% 1/30/24 #—	200,000	211,500
Bank of America
4.145% 8/23/18 —	AUD 1,100,000	951,068
4.25% 10/22/26	30,000	30,225
6.50% 10/29/49 —	485,000	500,156
Barclays Bank 7.625% 11/21/22	375,000	414,609
City National 5.25% 9/15/20 *	5,000	5,629
Credit Suisse Group 144A 7.50% 12/29/49 #*—	400,000	424,000
Goldman Sachs Group
4.035% 8/21/19 —	AUD 1,190,000	1,023,644
4.468% 8/8/18 —	AUD 1,280,000	1,117,664
6.15% 4/1/18	20,000	22,661
HSBC Holdings
4.00% 3/30/22	20,000	21,430
6.375% 12/29/49 *•	415,000	425,064
JPMorgan Chase
3.825% 5/17/18 —	AUD 1,100,000	944,479
3.875% 9/10/24	15,000	15,174
6.75% 1/29/49 —	430,000	460,100
Lloyds Banking Group 7.50% 4/30/49 *—	445,000	458,350
Morgan Stanley 4.35% 9/8/26	10,000	10,153
Northern Trust 3.95% 10/30/25	30,000	31,496
PNC Funding 5.625% 2/1/17	35,000	38,064

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Popular 7.00% 7/1/19 *	650,000	$656,500
Santander Holdings USA 4.625% 4/19/16	10,000	10,482
State Street 3.10% 5/15/23	10,000	9,836
SunTrust Bank 2.35% 11/1/18	10,000	10,110
SVB Financial Group 5.375% 9/15/20	25,000	28,412
USB Capital IX 3.50% 10/29/49 —	80,000	65,200
Wells Fargo
4.10% 6/3/26	20,000	20,529
4.65% 11/4/44	10,000	10,206
Zions Bancorp 4.50% 6/13/23	5,000	5,283

		9,521,267

Basic Industry – 4.24%
AK Steel
7.625% 5/15/20 *	421,000	402,055
7.625% 10/1/21	205,000	193,725
ArcelorMittal
6.125% 6/1/18	340,000	361,250
10.35% 6/1/19	15,000	18,319
Arch Coal 144A 8.00% 1/15/19 #*	365,000	250,025
Builders FirstSource 144A 7.625% 6/1/21 #	480,000	498,000
Celanese U.S. Holdings 4.625% 11/15/22	5,000	5,037
CF Industries
5.15% 3/15/34	5,000	5,333
5.375% 3/15/44	5,000	5,455
6.875% 5/1/18	25,000	28,813
CPG Merger Sub 144A 8.00% 10/1/21 #*	380,000	400,900
Dow Chemical
3.50% 10/1/24 *	5,000	4,994
8.55% 5/15/19	34,000	42,879
Eastman Chemical 2.70% 1/15/20	5,000	5,060
First Quantum Minerals
144A 6.75% 2/15/20 #	172,000	165,980
144A 7.00% 2/15/21 #	172,000	167,700
144A 7.25% 5/15/22 #	200,000	193,500
FMG Resources August 2006 144A 6.875% 4/1/22 #*	650,000	584,187
Freeport-McMoRan 4.00% 11/14/21	5,000	5,081

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Freeport-McMoRan 4.55% 11/14/24	10,000	$10,067
Georgia-Pacific 8.00% 1/15/24	20,000	26,715
Grace (W.R.)
144A 5.125% 10/1/21 #	165,000	171,600
144A 5.625% 10/1/24 #	165,000	174,900
Hardwoods Acquisition 144A 7.50% 8/1/21 #	280,000	282,800
HD Supply 11.50% 7/15/20	345,000	401,494
International Paper 6.00% 11/15/41	5,000	5,742
INVISTA Finance 144A 4.25% 10/15/19 #	10,000	10,025
JMC Steel Group 144A 8.25% 3/15/18 #*	300,000	301,875
Kissner Milling 144A 7.25% 6/1/19 #	320,000	327,200
LSB Industries 7.75% 8/1/19	295,000	314,175
Lundin Mining 144A 7.875% 11/1/22 #*	430,000	445,050
Methanex 4.25% 12/1/24	5,000	5,086
Monsanto 4.40% 7/15/44	20,000	20,587
Mosaic 5.625% 11/15/43	15,000	17,095
New Gold 144A 6.25% 11/15/22 #	380,000	370,500
Nortek 8.50% 4/15/21	265,000	286,200
NOVA Chemicals 144A 5.00% 5/1/25 #	240,000	248,700
Polymer Group 144A 6.875% 6/1/19 #	500,000	490,625
PPG Industries 2.30% 11/15/19	5,000	5,021
Rock-Tenn 3.50% 3/1/20	10,000	10,237
Rockwood Specialties Group 4.625% 10/15/20	5,000	5,244
Ryerson
9.00% 10/15/17	245,000	250,513
11.25% 10/15/18	69,000	73,485
Sealed Air 144A 5.125% 12/1/24 #	125,000	125,625
Steel Dynamics 144A 5.50% 10/1/24 #	260,000	273,650
TPC Group 144A 8.75% 12/15/20 #	525,000	547,313
Weyerhaeuser 4.625% 9/15/23	10,000	10,782
Wise Metals Group 144A 8.75% 12/15/18 #	170,000	182,750

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	115,000	$124,919
Yamana Gold 4.95% 7/15/24	5,000	4,862

		8,863,130

Brokerage – 0.03%
Jefferies Group
5.125% 1/20/23	10,000	10,760
6.45% 6/8/27	5,000	5,690
6.50% 1/20/43	5,000	5,607
Lazard Group 6.85% 6/15/17	34,000	38,245

		60,302

Capital Goods – 3.79%
Accudyne Industries 144A 7.75% 12/15/20 #	440,000	446,600
Ardagh Packaging Finance 144A 6.00% 6/30/21 #*	400,000	397,000
BWAY Holding 144A 9.125% 8/15/21 #	705,000	729,675
Cemex
144A 5.70% 1/11/25 #	1,000,000	967,500
144A 7.25% 1/15/21 #	480,000	508,800
Consolidated Container 144A 10.125% 7/15/20 #	385,000	352,275
Crane 4.45% 12/15/23	10,000	10,598
Gardner Denver 144A 6.875% 8/15/21 #*	509,000	507,727
Ingersoll-Rand Global Holding 4.25% 6/15/23	15,000	15,814
KLX 144A 5.875% 12/1/22 #	410,000	418,200
Milacron 144A 7.75% 2/15/21 #	375,000	392,813
Owens-Brockway Glass Container
144A 5.00% 1/15/22 #	125,000	126,719
144A 5.375% 1/15/25 #	80,000	81,100
Parker-Hannifin 3.30% 11/21/24	5,000	5,093
Plastipak Holdings 144A 6.50% 10/1/21 #	300,000	303,000
Reynolds Group Issuer 8.25% 2/15/21	310,000	325,113
Signode Industrial Group 144A 6.375% 5/1/22 #	360,000	353,700
Textron 3.875% 3/1/25	5,000	5,048

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
TransDigm
6.00% 7/15/22	450,000	$456,750
6.50% 7/15/24	370,000	379,250
Votorantim Cimentos 144A 7.25% 4/5/41 #	1,118,000	1,151,540

		7,934,315

Communications – 5.14%
American Tower Trust I
144A 1.551% 3/15/43 #	5,000	4,985
144A 3.07% 3/15/23 #	20,000	20,106
CC Holdings GS V 3.849% 4/15/23	5,000	4,993
CenturyLink
5.80% 3/15/22	210,000	221,550
6.75% 12/1/23 *	240,000	267,300
Cogent Communications Finance 144A 5.625% 4/15/21 #	375,000	369,375
Comcast 3.375% 2/15/25	25,000	25,500
Crown Castle Towers 144A 4.883% 8/15/20 #	30,000	33,392
Digicel Group
144A 7.125% 4/1/22 #	1,250,000	1,225,000
144A 8.25% 9/30/20 #	730,000	751,900
DIRECTV Holdings 4.45% 4/1/24	25,000	26,368
Equinix
5.375% 1/1/22	155,000	156,550
5.75% 1/1/25	270,000	273,375
Historic TW 6.875% 6/15/18	25,000	29,113
Hughes Satellite Systems 7.625% 6/15/21	280,000	312,200
Intelsat Luxembourg
7.75% 6/1/21 *	110,000	114,400
8.125% 6/1/23 *	1,395,000	1,464,750
Level 3 Communications 144A 5.75% 12/1/22 #	385,000	388,850
Level 3 Escrow II 144A 5.375% 8/15/22 #	460,000	465,750
Omnicom Group 3.65% 11/1/24	20,000	20,132
Orange 5.50% 2/6/44	5,000	5,715
SES 144A 3.60% 4/4/23 #	15,000	15,494
SES Global Americas Holdings 144A 5.30% 3/25/44 #	15,000	16,516
Sprint 7.125% 6/15/24	1,015,000	1,008,656

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Sprint
7.25% 9/15/21	435,000	$445,875
7.875% 9/15/23	260,000	273,650
Sprint Capital 6.90% 5/1/19	85,000	88,188
Time Warner Cable
4.00% 9/1/21	10,000	10,676
8.25% 4/1/19	15,000	18,567
T-Mobile USA
6.00% 3/1/23	155,000	157,713
6.125% 1/15/22	115,000	117,444
6.25% 4/1/21	180,000	185,175
6.375% 3/1/25	275,000	279,813
Verizon Communications
3.00% 11/1/21	25,000	25,113
4.40% 11/1/34	10,000	9,965
5.15% 9/15/23	15,000	16,875
Viacom
3.25% 3/15/23	15,000	14,675
3.875% 4/1/24	5,000	5,067
VimpelCom Holdings 144A 5.95% 2/13/23 #	500,000	421,500
Wind Acquisition Finance
144A 4.75% 7/15/20 #	200,000	193,000
144A 7.375% 4/23/21 #	365,000	352,225
Windstream
7.50% 6/1/22 *	5,000	5,156
7.50% 4/1/23	235,000	240,288
7.75% 10/1/21	235,000	247,044
WPP Finance 2010 5.625% 11/15/43	5,000	5,605
Zayo Group 10.125% 7/1/20	372,000	419,895

		10,755,479

Consumer Cyclical – 2.25%
Bed Bath & Beyond
4.915% 8/1/34	5,000	5,113
5.165% 8/1/44	10,000	10,199
CDK Global 144A 4.50% 10/15/24 #	10,000	9,997
DBP Holding 144A 7.75% 10/15/20 #	251,000	227,155
Delphi 4.15% 3/15/24	5,000	5,199
Expedia 4.50% 8/15/24	5,000	5,091
General Motors
3.50% 10/2/18	10,000	10,300
5.00% 4/1/35	5,000	5,066
General Motors Financial 4.375% 9/25/21	5,000	5,187

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Host Hotels & Resorts 4.75% 3/1/23	20,000	$21,301
Hyundai Capital America 144A 2.55% 2/6/19 #	10,000	10,087
International Game Technology 5.35% 10/15/23	10,000	10,293
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	230,000	231,150
Landry’s 144A 9.375% 5/1/20 #	785,000	838,969
Lear 5.25% 1/15/25	260,000	261,300
Magna International 3.625% 6/15/24	30,000	30,192
Marriott International 3.375% 10/15/20	5,000	5,200
Men’s Wearhouse 144A 7.00% 7/1/22 #*	215,000	221,987
MGM Resorts International 6.00% 3/15/23	415,000	423,300
Michaels Stores 144A 5.875% 12/15/20 #	300,000	303,750
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	285,000	283,575
Pantry 8.375% 8/1/20	405,000	429,300
Party City Holdings 8.875% 8/1/20 *	435,000	470,887
PC Nextco Holdings 8.75% 8/15/19	225,000	229,500
PF Chang’s China Bistro 144A 10.25% 6/30/20 #*	265,000	268,313
QVC
4.375% 3/15/23	15,000	14,975
144A 5.45% 8/15/34 #	10,000	9,713
Rite Aid 6.75% 6/15/21	275,000	289,438
Signet UK Finance 4.70% 6/15/24	10,000	10,209
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	5,000	5,055
4.50% 10/1/34	5,000	5,000
Target 2.30% 6/26/19 *	5,000	5,059
TRW Automotive 144A 4.45% 12/1/23 #	15,000	15,113
Walgreens Boots Alliance 3.80% 11/18/24	10,000	10,233
Wyndham Worldwide 4.25% 3/1/22	5,000	5,119

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Wyndham Worldwide 5.625% 3/1/21	10,000	$11,165

		4,703,490

Consumer Non-Cyclical – 1.19%
Boston Scientific 6.00% 1/15/20	15,000	17,145
CareFusion 6.375% 8/1/19	10,000	11,591
Celgene 3.95% 10/15/20	30,000	32,010
Covidien International Finance 4.20% 6/15/20	20,000	21,729
Crestview DS Merger Sub II 10.00% 9/1/21	255,000	302,175
Darling Ingredients 5.375% 1/15/22	145,000	146,994
ESAL 144A 6.25% 2/5/23 #	200,000	201,750
Express Scripts Holding
2.25% 6/15/19	5,000	4,999
3.50% 6/15/24	15,000	14,983
Gilead Sciences
3.50% 2/1/25	5,000	5,161
3.70% 4/1/24	10,000	10,456
JBS Investments 144A 7.75% 10/28/20 #	470,000	512,300
McKesson 3.796% 3/15/24	30,000	30,755
Omnicare
4.75% 12/1/22 *	85,000	86,700
5.00% 12/1/24 *	230,000	235,750
Prestige Brands 144A 5.375% 12/15/21 #	290,000	287,100
Quest Diagnostics 2.70% 4/1/19	20,000	20,272
Spectrum Brands
6.375% 11/15/20	75,000	79,688
6.625% 11/15/22	280,000	299,600
SUPERVALU 7.75% 11/15/22	80,000	79,800
Sysco
3.50% 10/2/24	5,000	5,144
4.35% 10/2/34	5,000	5,287
Thermo Fisher Scientific
2.40% 2/1/19	10,000	10,063
4.15% 2/1/24	20,000	21,141
Zimmer Holdings
4.625% 11/30/19	30,000	33,046
Zoetis 3.25% 2/1/23	20,000	19,565

		2,495,204

Energy – 7.03%
Anadarko Petroleum 3.45% 7/15/24 *	5,000	4,912

(continues)	17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Baytex Energy
144A 5.125% 6/1/21 #	80,000	$74,000
144A 5.625% 6/1/24 #	360,000	323,550
California Resources
144A 5.50% 9/15/21 #	460,000	415,150
144A 6.00% 11/15/24 #*	430,000	385,656
Calumet Specialty Products Partners 7.625% 1/15/22	570,000	581,400
Canadian Natural Resources 3.90% 2/1/25	5,000	5,097
Chaparral Energy
7.625% 11/15/22	265,000	243,800
8.25% 9/1/21	160,000	154,400
CHC Helicopter 9.375% 6/1/21 *	247,000	251,940
Chesapeake Energy 4.875% 4/15/22	710,000	706,450
Cimarex Energy 4.375% 6/1/24	5,000	4,950
Compressco Partners 144A 7.25% 8/15/22 #	450,000	414,000
ConocoPhillips
3.35% 11/15/24	5,000	5,079
4.30% 11/15/44	5,000	5,158
Consolidated Energy Finance 144A 6.75% 10/15/19 #	570,000	572,850
Continental Resources 4.50% 4/15/23	20,000	20,431
Dominion Gas Holdings 3.55% 11/1/23	5,000	5,183
Ecopetrol 5.875% 5/28/45	615,000	611,925
El Paso Pipeline Partners Operating 4.30% 5/1/24	15,000	15,071
Enbridge Energy Partners 8.05% 10/1/37 •	25,000	27,875
Energy Transfer Equity 5.875% 1/15/24	178,000	189,570
Energy Transfer Partners
5.15% 2/1/43	10,000	9,935
5.95% 10/1/43 *	5,000	5,447
9.70% 3/15/19	7,000	8,941
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	390,000	293,475
EnLink Midstream Partners 5.05% 4/1/45	5,000	5,063
Enterprise Products Operating
5.10% 2/15/45	5,000	5,412
7.034% 1/15/68 •	25,000	27,832

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Exterran Partners 6.00% 4/1/21	395,000	$359,450
FTS International 144A 6.25% 5/1/22 #	245,000	203,350
Genesis Energy 5.75% 2/15/21	440,000	436,150
Halcon Resources
8.875% 5/15/21 *	235,000	182,125
9.75% 7/15/20	655,000	504,350
Key Energy Services 6.75% 3/1/21	570,000	444,600
Kinder Morgan
3.05% 12/1/19	5,000	5,033
5.30% 12/1/34	5,000	5,110
5.55% 6/1/45	5,000	5,100
Kinder Morgan Energy Partners 9.00% 2/1/19	20,000	24,769
Laredo Petroleum
5.625% 1/15/22	385,000	365,750
7.375% 5/1/22	75,000	76,125
Marathon Petroleum 4.75% 9/15/44	20,000	19,307
Midstates Petroleum 9.25% 6/1/21 *	740,000	617,900
Murphy Oil USA 6.00% 8/15/23	400,000	425,000
Newfield Exploration 5.625% 7/1/24	10,000	10,625
NiSource Finance 6.125% 3/1/22	5,000	5,986
Noble Energy
3.90% 11/15/24	5,000	5,033
5.05% 11/15/44	5,000	5,047
Northern Blizzard Resources 144A 7.25% 2/1/22 #	254,000	236,220
Northern Oil & Gas 8.00% 6/1/20 *	370,000	329,300
NuStar Logistics 6.75% 2/1/21	240,000	261,295
Oasis Petroleum 6.875% 3/15/22	635,000	600,075
Ocean Rig UDW 144A 7.25% 4/1/19 #	645,000	509,550
PDC Energy 7.75% 10/15/22	245,000	247,756
Petrobras International Finance 5.375% 1/27/21	39,000	39,027
Petroleos Mexicanos
5.50% 6/27/44	512,000	529,920
6.625% 6/15/35	1,000,000	1,175,000

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Phillips 66
4.65% 11/15/34	5,000	$5,140
4.875% 11/15/44	10,000	10,223
Pioneer Energy Services 6.125% 3/15/22	440,000	360,800
Plains All American Pipeline 8.75% 5/1/19	10,000	12,606
Pride International 6.875% 8/15/20	20,000	23,283
Regency Energy Partners 5.875% 3/1/22	385,000	398,475
SandRidge Energy 8.125% 10/15/22	505,000	409,050
Statoil 2.90% 11/8/20	30,000	30,797
Sunoco Logistics Partners Operations 3.45% 1/15/23	10,000	9,847
Talisman Energy 5.50% 5/15/42	25,000	23,189
TransCanada PipeLines 6.35% 5/15/67 •	20,000	19,950
Triangle USA Petroleum 144A 6.75% 7/15/22 #	165,000	135,300
Warren Resources 144A 9.00% 8/1/22 #	260,000	217,750
Williams 4.55% 6/24/24	20,000	19,818
Williams Partners 7.25% 2/1/17	20,000	22,376
Woodside Finance 144A 8.75% 3/1/19 #	15,000	18,816

		14,720,925

Financials – 0.18%
Aviation Capital Group 144A 6.75% 4/6/21 #	5,000	5,725
e*trade Financial 5.375% 11/15/22	270,000	273,375
General Electric Capital 2.10% 12/11/19	35,000	35,508
3.45% 5/15/24 *	35,000	36,233
5.55% 5/4/20	5,000	5,806
6.00% 8/7/19	10,000	11,757

		368,404

Healthcare – 2.73%
Air Medical Group Holdings 9.25% 11/1/18	229,000	240,736
Amgen 3.625% 5/22/24	5,000	5,057
Amsurg 144A 5.625% 7/15/22 #	215,000	221,450

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Community Health Systems
6.875% 2/1/22 *	485,000	$515,919
7.125% 7/15/20	105,000	111,169
8.00% 11/15/19	25,000	26,813
Crimson Merger Sub 144A 6.625% 5/15/22 #	290,000	270,787
DaVita HealthCare Partners 5.125% 7/15/24	930,000	955,575
Immucor 11.125% 8/15/19	420,000	459,900
Kinetic Concepts
10.50% 11/1/18	250,000	277,500
12.50% 11/1/19	180,000	199,800
Mallinckrodt International Finance 4.75% 4/15/23	215,000	204,787
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	190,000	198,550
Par Pharmaceutical 7.375% 10/15/20	780,000	824,850
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	300,000	306,750
Tenet Healthcare
144A 5.00% 3/1/19 #	270,000	266,625
6.00% 10/1/20	180,000	191,925
8.125% 4/1/22	235,000	263,200
Valeant Pharmaceuticals International 144A 6.375% 10/15/20 #	175,000	182,221

		5,723,614

Healthcare REITs – 0.00%
Healthcare Trust of America
Holdings 3.375% 7/15/21	5,000	5,037

		5,037

Insurance – 1.02%
Allstate 5.75% 8/15/53 •	10,000	10,569
American International Group 8.175% 5/15/58 •	345,000	474,375
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	36,201
Chubb 6.375% 3/29/67 •	15,000	16,350
Highmark
144A 4.75% 5/15/21 #	5,000	5,182
144A 6.125% 5/15/41 #	5,000	5,148
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	410,000	427,425
Liberty Mutual Group
144A 4.25% 6/15/23 #	15,000	15,634
144A 4.95% 5/1/22 #	5,000	5,463
MetLife 6.40% 12/15/36 •	100,000	111,687

(continues)	19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	5,000	$5,039
144A 4.125% 11/1/24 #	10,000	10,176
USI 144A 7.75% 1/15/21 #	395,000	401,913
Voya Financial 5.65% 5/15/53 •	5,000	5,013
XL Group 6.50% 10/29/49 •	625,000	604,688

		2,134,863

Media – 4.95%
Altice 144A 7.75% 5/15/22 #*	430,000	445,587
CBS Outdoor Americas Capital 144A 5.875% 3/15/25 #	270,000	280,125
CCO Holdings 5.25% 9/30/22	320,000	319,600
CCOH Safari
5.50% 12/1/22	265,000	268,644
5.75% 12/1/24	475,000	479,156
Columbus International 144A 7.375% 3/30/21 #	870,000	929,813
CSC Holdings 144A 5.25% 6/1/24 #	695,000	690,656
DISH DBS 144A 5.875% 11/15/24 #	300,000	303,000
Gannett
144A 4.875% 9/15/21 #	85,000	85,637
144A 5.50% 9/15/24 #	290,000	294,713
Gray Television 7.50% 10/1/20	645,000	670,800
iHeartCommunications
144A 9.00% 9/15/22 #	465,000	454,537
PIK 14.00% 2/1/21 *	338,950	279,210
MDC Partners 144A 6.75% 4/1/20 #	415,000	430,044
Media General Financing 144A 5.875% 11/15/22 #	425,000	428,187
Mediacom Broadband 5.50% 4/15/21	250,000	254,687
Numericable Group 144A 6.00% 5/15/22 #	430,000	437,319
RCN Telecom Services 144A 8.50% 8/15/20 #	315,000	338,625
Sinclair Television Group 144A 5.625% 8/1/24 #	720,000	705,600
Unitymedia KabelBW 144A 6.125% 1/15/25 #	480,000	503,400

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
Virgin Media Finance
144A 6.00% 10/15/24 #*	200,000	$210,250
144A 6.375% 4/15/23 #	815,000	872,050
VTR Finance 144A 6.875% 1/15/24 #	650,000	685,750

		10,367,390

Real Estate Investment Trusts – 0.07%
Alexandria Real Estate Equities
4.50% 7/30/29	5,000	5,134
4.60% 4/1/22	15,000	15,990
AvalonBay Communities 3.50% 11/15/24	5,000	5,025
Carey (W.P.) 4.60% 4/1/24	5,000	5,262
CBL & Associates 4.60% 10/15/24	15,000	15,305
Corporate Office Properties
3.60% 5/15/23	5,000	4,845
5.25% 2/15/24	10,000	10,801
DDR
4.75% 4/15/18	5,000	5,424
7.50% 4/1/17	5,000	5,652
7.875% 9/1/20	20,000	24,897
Education Realty Operating Partnership
4.60% 12/1/24	5,000	5,107
Excel Trust 4.625% 5/15/24	5,000	5,181
Hospitality Properties Trust 4.50% 3/15/25	5,000	5,026
Regency Centers 5.875% 6/15/17	20,000	22,209

		135,858

Services – 2.38%
AECOM Technology
144A 5.75% 10/15/22 #	165,000	173,250
144A 5.875% 10/15/24 #	200,000	212,000
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	615,000	578,100
Avis Budget Car Rental 144A 5.50% 4/1/23 #	125,000	126,875
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	280,000	248,850
Covanta Holding 5.875% 3/1/24	415,000	427,450
Geo Group 5.125% 4/1/23	165,000	162,525

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Geo Group 5.875% 10/15/24	275,000	$281,875
Mattamy Group 144A 6.50% 11/15/20 #	485,000	489,850
Navios South American Logistics 144A 7.25% 5/1/22 #	375,000	385,313
Pinnacle Entertainment 6.375% 8/1/21	170,000	178,075
7.75% 4/1/22 *	125,000	135,000
Stena 144A 7.00% 2/1/24 #*	210,000	206,325
United Rentals North America 5.75% 11/15/24	730,000	759,200
Watco 144A 6.375% 4/1/23 #	185,000	189,163
West 144A 5.375% 7/15/22 #	445,000	426,088

		4,979,939

Technology – 2.33%
BMC Software Finance 144A 8.125% 7/15/21 #	235,000	221,487
CDW 5.50% 12/1/24	195,000	195,000
CommScope 144A 5.50% 6/15/24 #	415,000	415,000
Entegris 144A 6.00% 4/1/22 #	415,000	430,687
First Data
11.25% 1/15/21	642,000	733,485
11.75% 8/15/21	535,500	622,519
First Data Holdings 144A PIK 14.50% 9/24/19 #	24,400	25,757
Infinity Acquisition 144A 7.25% 8/1/22 #	505,000	464,600
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	690,000	691,725
j2 Global 8.00% 8/1/20	415,000	450,275
KLA-Tencor 4.65% 11/1/24	5,000	5,102
Motorola Solutions 4.00% 9/1/24 *	10,000	9,988
National Semiconductor 6.60% 6/15/17	20,000	22,726
NCR 6.375% 12/15/23	295,000	308,275
NetApp 3.25% 12/15/22	10,000	9,811
Oracle
3.40% 7/8/24	5,000	5,145
4.50% 7/8/44	25,000	26,497
Seagate HDD Cayman
144A 4.75% 1/1/25 #*	10,000	10,377
144A 5.75% 12/1/34 #	5,000	5,226

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
Viasystems 144A 7.875% 5/1/19 #		205,000	$217,300
Xerox 6.35% 5/15/18 *		10,000	11,401

			4,882,383

Transportation – 0.52%
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ♦		5,000	4,981
AP Moeller - Maersk
144A 2.55% 9/22/19 #		5,000	5,062
144A 3.75% 9/22/24 #		5,000	5,166
Brambles USA 144A 5.35% 4/1/20 #		15,000	16,984
Burlington Northern Santa Fe 4.90% 4/1/44		30,000	32,995
ERAC USA Finance 144A 5.25% 10/1/20 #		35,000	39,667
Norfolk Southern 3.85% 1/15/24		35,000	37,047
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	13,000,000	918,403
Trinity Industries 4.55% 10/1/24		10,000	9,868
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦		5,000	5,075
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦		5,000	5,013
United Parcel Service 5.125% 4/1/19		10,000	11,317

			1,091,578

Utilities – 2.26%
Abengoa Yield 144A 7.00% 11/15/19 #*		475,000	473,813
AES
5.50% 3/15/24		595,000	609,875
7.375% 7/1/21		45,000	51,750
AES Gener 144A 8.375% 12/18/73 #•		200,000	223,400
Ameren Illinois 9.75% 11/15/18		45,000	58,225
American Electric Power 2.95% 12/15/22		5,000	4,948
American Transmission Systems 144A 5.25% 1/15/22 #		25,000	27,987

(continues)	21

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
American Water Capital 3.40% 3/1/25	5,000	$5,083
Berkshire Hathaway Energy 3.75% 11/15/23	10,000	10,394
Calpine 5.375% 1/15/23	745,000	756,175
CMS Energy 6.25% 2/1/20	5,000	5,843
Commonwealth Edison 5.80% 3/15/18	5,000	5,680
Dominion Resources 3.625% 12/1/24	5,000	5,087
DPL 144A 6.75% 10/1/19 #	355,000	367,425
DTE Energy
2.40% 12/1/19 *	5,000	5,051
3.50% 6/1/24	5,000	5,081
Dynegy 5.875% 6/1/23	255,000	251,813
Dynegy Finance I/II
144A 6.75% 11/1/19 #	135,000	140,569
144A 7.375% 11/1/22 #	220,000	231,825
144A 7.625% 11/1/24 #	510,000	539,963
Electricite de France 144A 4.60% 1/27/20 #	15,000	16,676
Elwood Energy 8.159% 7/5/26	206,986	227,167
Enel 144A 8.75% 9/24/73 #•	400,000	468,208
Entergy Arkansas 3.70% 6/1/24	5,000	5,291
Entergy Louisiana 4.05% 9/1/23	15,000	16,091
Great Plains Energy 4.85% 6/1/21	15,000	16,773
5.292% 6/15/22	5,000	5,743
Integrys Energy Group 6.11% 12/1/66 *•	15,000	15,243
IPALCO Enterprises 5.00% 5/1/18	10,000	10,625
ITC Holdings 3.65% 6/15/24 *	10,000	10,203
LG&E & KU Energy 4.375% 10/1/21	20,000	21,417
National Rural Utilities Cooperative Finance 4.75% 4/30/43 •	10,000	9,925
NextEra Energy Capital Holdings
2.40% 9/15/19	10,000	10,051
3.625% 6/15/23	5,000	5,076
NV Energy 6.25% 11/15/20	10,000	11,866

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Pennsylvania Electric 5.20% 4/1/20	25,000	$27,950
PPL Electric Utilities 3.00% 9/15/21	10,000	10,243
Public Service New Hampshire 3.50% 11/1/23	5,000	5,223
Public Service Oklahoma 5.15% 12/1/19	30,000	33,826
Puget Energy 6.00% 9/1/21	5,000	5,870
SCANA 4.125% 2/1/22	10,000	10,458
Wisconsin Energy 6.25% 5/15/67 •	10,000	10,210

		4,734,122

Total Corporate Bonds (cost $96,255,573)		95,688,926

Non-Agency Asset-Backed Securities – 0.04%

Fifth Third Auto Trust Series 2014-2 A2B 0.315% 4/17/17 •	30,000	29,981
Nissan Auto Receivables Owner Trust Series 2013-C A3 0.67% 8/15/18	25,000	25,008
Nissan Master Owner Trust Receivables Series 2012-A A 0.625% 5/15/17 •	25,000	25,026

Total Non-Agency Asset-Backed Securities (cost $80,081)		80,015

Non-Agency Collateralized Mortgage Obligations – 0.08%

Citicorp Mortgage Securities Trust Series 2007-1 2A1 5.50% 1/25/22	5,689	5,722
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.948% 11/25/36 f	100,000	99,889
GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.833% 1/25/36 •	79,510	72,502

Total Non-Agency Collateralized Mortgage Obligations (cost $170,864)		178,113

	Principal amount°	Value (U.S. $)

Senior Secured Loans – 2.44%«

Applied Systems 2nd Lien 7.50% 1/15/22	540,000	$542,025
Ashland Water 2nd Lien 7.75% 7/2/22	150,000	147,825
Atkore International 2nd Lien 7.75% 9/27/21	210,000	207,244
Azure Midstream Tranche B 6.50% 10/21/18	79,193	77,807
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	420,000	421,943
Borgata Tranche B 1st Lien 6.75% 8/15/18	359,878	362,982
Clear Channel Communications Tranche D 6.91% 1/30/19	240,000	226,071
Flint Group 2nd Lien 8.25% 5/2/22	430,000	412,800
Gentiva Health Services Tranche B 6.50% 10/10/19	312,638	313,761
Hostess Brands 1st Lien 6.75% 3/12/20	412,925	422,990
LTS Buyer 2nd Lien 8.00% 3/15/21	60,088	60,538
Mauser Holdings 2nd Lien 8.25% 6/30/22	440,000	432,850
Moxie Liberty Tranche B 7.50% 8/21/20	215,000	219,300
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	210,000	212,100
Otterbox Tranche B 5.75% 5/30/20	324,188	321,553
Panda Stonewall Tranche B 6.50% 11/12/21	145,000	146,722
Rite Aid 2nd Lien 5.75% 8/3/20	198,000	199,650
Samson Investment 2nd Lien 5.00% 9/25/18	195,000	178,222
Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19	233,224	194,742

Total Senior Secured Loans (cost $5,193,950)		5,101,125

	Principal amount°		Value (U.S. $)

Sovereign Bonds – 2.82%r

Brazil – 0.45%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	2,500,000	$937,608

			937,608

Indonesia – 0.77%
Indonesia Government International Bond 6.625% 2/17/37		1,350,000	1,616,625

			1,616,625

Mexico – 1.09%
Mexican Bonos
6.50% 6/10/21	MXN	20,282,000	1,551,341
10.00% 12/5/24	MXN	7,720,000	731,883

			2,283,224

South Africa – 0.51%
South Africa Government International Bond 5.375% 7/24/44		1,000,000	1,062,995

			1,062,995

Total Sovereign Bonds (cost $5,954,168)			5,900,452

Supranational Bank – 0.71%

Inter-American Development Bank 7.25% 7/17/17	IDR	17,930,000,000	1,480,136

Total Supranational Bank (cost $1,495,517)			1,480,136

U.S. Treasury Obligations – 0.52%

U.S. Treasury Bond 3.125% 8/15/44		65,000	67,661
U.S. Treasury Notes
1.50% 10/31/19 *		65,000	65,000
1.50% 11/30/19		100,000	99,961
2.375% 8/15/24		850,000	863,746

Total U.S. Treasury Obligations (cost $1,079,047)			1,096,368

(continues)	23

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-B 144A 8.845% 1/15/87 #@♦	500,000	$0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares

Limited Partnership – 0.18%

Ares Management	9,000	145,800
Brookfield Infrastructure Partners *	5,400	224,100

Total Limited Partnership (cost $330,629)		369,900

Preferred Stock – 0.85%

Alabama Power 5.625%	410	10,189
Ally Financial 144A 7.00% #	800	807,025
Freddie Mac 6.02%	40,000	130,800
GMAC Capital Trust I 8.125% •	12,000	317,280
Integrys Energy Group 6.00% •	300	8,061
National Retail Properties 5.70%	200	4,776
Public Storage 5.20%	200	4,776
Regions Financial
6.375%	16,000	400,480
6.375% •	200	5,066
Vornado Realty Trust 6.625%	3,700	95,053

Total Preferred Stock (cost $2,539,935)		1,783,506

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 @†	12,540	4,201

Total Warrant (cost $104)		4,201

	Principal amount°

Short-Term Investments – 0.09%

Discount Notes – 0.03%≠
Federal Home Loan Bank 0.065% 1/21/15	14,891	14,890

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.065% 2/25/15	17,573	$17,571
0.065% 3/5/15	37,160	37,155

		69,616

Repurchase Agreements – 0.06%
Bank of America Merrill Lynch 0.05%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $40,899 (collateralized by U.S. government obligations 0.00%–1.375% 4/15/16–2/15/43 market value $41,717)	40,899	40,899
Bank of Montreal 0.08%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $13,633 (collateralized by U.S. government obligations 0.25%–11.25% 11/30/14–2/15/22 market value $13,906)	13,633	13,633
BNP Paribas 0.09%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $61,468 (collateralized by U.S. government obligations 0.00%–3.625% 12/26/14–2/15/21 market value $62,697)	61,468	61,468

		116,000

Total Short-Term Investments (cost $185,613)		185,616

Total Value of Securities Before Securities Lending Collateral – 140.99% (cost $274,920,904)		295,073,538

	Number of shares	Value (U.S. $)

Securities Lending Collateral** – 6.93%

Investment Company
Delaware Investments®
Collateral Fund No. 1	14,496,291	$14,496,291
Total Securities Lending Collateral (cost $14,496,291)		14,496,291

Total Value of Securities – 147.92% (cost $289,417,195)		$309,569,829■

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2014, the aggregate value of Rule 144A securities was $54,184,322, which represents 25.89% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At Nov. 30, 2014, the aggregate value of illiquid securities was $1,883,542, which represents 0.90% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

86% of the income received was in the form of cash and 14% of the income received was in the form of additional par.
Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 7.
100% of the income received was in the form of additional par.
T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2014, the aggregate value of fair valued securities was $35,473, which represents 0.02% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
■	Includes $17,326,237 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
—	Variable rate security. The rate shown is the rate as of Nov. 30, 2014. Interest rates reset periodically.

Fully or partially pledged as collateral for futures contracts.
r	Securities have been classified by country of origin.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2014.

The following futures contracts were outstanding at Nov. 30, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(17) U.S. Treasury 5 yr Notes	$(2,022,553)	$(2,031,367)	4/1/15	$(8,814)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BRL – Brazilian Real

FDR – Finnish Depositary Receipt

GNMA – Government National Mortgage Association

IDR – Indonesian Rupiah

MXN – Mexican Peso

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

25

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

November 30, 2014

Assets:
Investments, at value1, [2]	$294,887,922
Short-term investments held as collateral for loaned securities, at value[3]	14,496,291
Short-term investments, at value[4]	185,616
Cash	290,806
Foreign currencies, at value[5]	37,728
Dividend and interest receivable	2,657,121
Receivable for securities sold	783,977
Securities lending income receivable	8,091

Total assets	313,347,552

Liabilities:
Borrowing under line of credit	87,000,000
Obligation to return securities lending collateral	14,496,291
Payable for securities purchased	2,096,133
Interest payable for leverage	81,973
Variation margin due to broker on futures contracts	3,453
Investment management fees payable	231,527
Other accrued expenses	146,760
Other affiliates payable	7,781
Trustees’ fees and expenses payable	1,214
Other liabilities	2,484

Total liabilities	104,067,616

Total Net Assets	$209,279,936

Net Assets Consist of:
Paid-in capital	$229,384,577
Distributions in excess of net investment income	(850,797)
Accumulated net realized loss on investments	(39,363,811)
Net unrealized appreciation of investments, foreign currencies, and derivatives	20,109,967

Total Net Assets	$209,279,936

Net Asset Value

Common Shares
Net assets	$209,279,936
Shares of beneficial interest outstanding	15,863,616
Net asset value per share	$13.19

[1] Investments, at cost	$274,735,291
[2] Including securities on loan	17,326,237
[3] Short-term investments held as collateral for loaned securities, at cost	14,496,291
[4] Short-term investments, at cost	185,613
[5] Foreign currencies, at cost	39,202

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2014

Investment Income:
Interest	$7,569,756
Dividends	5,994,388
Securities lending income	108,657
Foreign tax withheld	(254,009)

13,418,792

Expenses:
Management fees	2,765,315
Interest expense	793,732
Reports to shareholders	145,321
Accounting and administration expenses	97,757
Legal fees	62,883
Dividend disbursing and transfer agent fees and expenses	51,862
Custodian fees	44,898
Audit and tax	39,476
Trustees’ fees and expenses	10,142
Registration fees	905
Other expenses	62,737

Total operating expenses	4,075,028

Net Investment Income	9,343,764

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,981,873
Foreign currencies	(1,711,203)
Foreign currency exchange contracts	(120,050)
Futures contracts	(44,646)
Options written	80,710
Swap contracts	(376)

Net realized gain	9,186,308

Net change in unrealized appreciation (depreciation) of:
Investments*	(9,376,752)
Foreign currencies	(17,435)
Futures contracts	(8,814)
Options written	1,452

Net change in unrealized appreciation (depreciation)	(9,401,549)

Net Realized and Unrealized Loss	(215,241)

Net Increase in Net Assets Resulting from Operations	$9,128,523

*Includes $2,454 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

27

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,343,764	$9,148,614
Net realized gain	9,186,308	11,761,213
Net change in unrealized appreciation (depreciation)	(9,401,549)	17,193,617

Net increase in net assets resulting from operations	9,128,523	38,103,444

Dividends and Distributions to Shareholders from:
Net investment income	(14,277,254)	(14,277,254)

	(14,277,254)	(14,277,254)

Net Increase (Decrease) in Net Assets	(5,148,731)	23,826,190

Net Assets:
Beginning of year	214,428,667	190,602,477

End of year	$209,279,936	$214,428,667

Distributions in excess of net investment income	$(850,797)	$(1,261,955)

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2014

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$9,128,523

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	114,814
Purchase of investment securities	(183,949,858)
Proceeds from disposition of investment securities	160,620,295
Proceeds from disposition of short-term investment securities, net	9,241,135
Premiums received on options written	133,302
Options expired/exercised and terminated in closing purchase transactions	(143,242)
Net realized gain on investments	(9,214,171)
Net change in unrealized appreciation (depreciation)	9,392,735
Increase in securities lending collateral	3,531,716
Increase in receivable for investments sold	(370,098)
Increase in dividends and interest receivable and other assets	(274,263)
Increase in variation margin due to broker on futures contracts	3,453
Decrease in payable for investments purchased	(462,903)
Increase in investment management fees payable	13,412
Decrease in Trustees’ fees and expenses payable	(286)
Decrease in other affiliates payable	(2,282)
Increase in interest expense payable	20,611
Increase in other accrued expenses and other liabilities	21,598

Total adjustments	(11,324,032)

Net cash provided by operating activities	(2,195,509)

Cash Flows Provided by (Used for) Financing Activities:
Increase in borrowing under line of credit	21,275,000
Cash dividends and distributions paid to shareholders	(14,277,254)
Increase in obligation to return securities lending collateral	(3,531,716)

Net cash used for financing activities	3,466,030

Effect of exchange rates on cash	(17,435)

Net increase in cash	1,253,086
Cash at beginning of year*	(924,552)

Cash at end of year*	$328,534

Cash paid for interest expense on leverage	$773,121

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

Net asset value, beginning of period	$13.520	$12.020	$11.350	$12.320	$12.060

Income (loss) from investment operations:
Net investment income[1]	0.589	0.577	0.557	0.587	0.568
Net realized and unrealized gain (loss)	(0.019)	1.823	1.261	(0.327)	0.922

Total from investment operations	0.570	2.400	1.818	0.260	1.490

Less dividends and distributions from:
Net investment income	(0.900)	(0.900)	(0.627)	(0.750)	(0.918)
Return of capital	—	—	(0.521)	(0.480)	(0.312)

Total dividends and distributions	(0.900)	(0.900)	(1.148)	(1.230)	(1.230)

Net asset value, end of period	$13.190	$13.520	$12.020	$11.350	$12.320

Market value, end of period	$11.960	$12.250	$11.100	$10.920	$12.310

Total return based on:[2]
Net asset value	4.94%	21.19%	16.85%	1.77%	13.13%
Market value	5.02%	18.91%	12.15%	(2.01% )	10.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,280	$214,429	$190,602	$179,414	$160,465
Ratio of expenses to average net assets[3,4]	1.88%	1.88%	2.15%	1.98%	1.95%
Ratio of net investment income to average net assets[5]	4.31%	4.47%	4.74%	4.68%	4.68%
Portfolio turnover	56%	56%	53%	72%	83%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$87,000	$65,725	$65,725	$50,725	$40,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,406	$4,263	$3,900	$4,537	$5,012

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 0.27%, 0.27%, 0.42%, 0.31%, and 0.33%, respectively.

[4]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 1.13%, 1.15%, 1.19%, 1.28%, and 1.22%, respectively.

[5]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 3.21%, 3.38%, 3.57%, 3.76%, and 3.73%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2014

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2011–Nov. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be non-taxable returns

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2014 in early 2015.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 28, 2014.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2014.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, and the investment manager, an annual fee of 0.95%, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; and 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2014, the Fund was charged $13,954 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2014, the Fund was charged $34,612 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$178,277,791
Purchases of U.S. government securities	5,672,067
Sales other than U.S. government securities	155,202,758
Sales of U.S. government securities	5,417,537

At Nov. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$291,435,629

Aggregate unrealized appreciation	$40,064,690
Aggregate unrealized depreciation	(21,930,490)

Net unrealized appreciation	$18,134,200

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2014:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$1,470,311	$—	$1,470,311
Corporate Debt	—	122,325,336	—	122,325,336
Foreign Debt	—	7,380,588	—	7,380,588
Senior Secured Loans[1]	—	4,022,206	1,078,919	5,101,125
Common Stock	146,676,140	—	—	146,676,140
Convertible Preferred Stock[1]	5,737,801	2,735,986	35,473	8,509,260
Exchange-Traded Note	171,187	—	—	171,187
Limited Partnership	369,900	—	—	369,900
Preferred Stock[1]	845,681	937,825	—	1,783,506
Warrant	4,201	—	—	4,201
U.S. Treasury Obligations	—	1,096,368	—	1,096,368
Short-Term Investments	—	185,616	—	185,616
Securities Lending Collateral	—	14,496,291	—	14,496,291

Total	$153,804,910	$154,650,527	$1,114,392	$309,569,829

Futures Contracts	$(8,814)	$—	$—	$(8,814)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	67.43%	32.15%	0.42%	100.00%
Senior Secured Loans	—	78.85%	21.15%	100.00%
Preferred Stock	47.42%	52.58%	—	100.00%

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in these tables.

During the year ended Nov. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2014 and 2013 was as follows:

	Year ended
	11/30/14	11/30/13
Ordinary income	$14,277,254	$14,277,254

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$229,384,577
Capital loss carryforwards	(38,187,667)
Other temporary differences	(17,321)
Unrealized appreciation	18,100,347

Net assets	$209,279,936

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, contingent payment debt instruments, partnership income, trust preferred securities, tax deferral of losses on straddles, market discount and premium on debt instruments, and unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, CDS contracts, partnership income, market discount and premium on certain debt instruments, paydowns of asset- and mortgage-backed securities, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2014, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$5,344,648
Accumulated net realized loss	945,477
Paid-in capital	(6,290,125)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $9,985,255 was utilized in 2014. Capital loss carryforwards remaining at Nov. 30, 2014, will expire as follows: $15,939,445 expires in 2016 and $22,248,222 expires in 2017.

On Dec. 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being

(continues)	35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

5. Components of Net Assets on a Tax Basis (continued)

considered all short-term as permitted under previous regulation. At Nov. 30, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market, if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the years ended Nov. 30, 2014 and 2013, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

7. Line of Credit

For the year ended Nov. 30, 2014, the Fund borrowed a portion of the money available to it pursuant to a $67,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 25, 2014. Effective June 25, 2014, the Credit agreement was renewed through June 24, 2015 for $87,000,000. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2014, the par value of loans outstanding was $87,000,000, at a variable interest rate of 1.03%. During the year ended Nov. 30, 2014, the average daily balance of loans outstanding was $74,235,000, at a weighted average interest rate of approximately 1.05%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. Prior to June 25, 2014, the commitment fee under the Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. On June 25, 2014, the commitment fee was changed to a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2014.

During the year ended Nov. 30, 2014, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, and hedge the U.S dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $20,000 in securities collateral for open futures contracts, which is presented on the “Schedule of investments.”

During the year ended Nov. 30, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, and to hedge currency risks associated with the Fund’s investments.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Nov. 30, 2014 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at Nov. 30, 2013	89	$9,940
Options written	1,137	133,302
Options terminated in closing purchase transactions	(89)	(6,111)
Options expired	(613)	(74,599)
Options exercised	(524)	(62,532)

Options outstanding at Nov. 30, 2014	—	$—

During the year ended Nov. 30, 2014, the Fund used options contracts to receive premiums for writing options.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence

(continues)	37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2014, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2014, the Fund used CDS contracts to hedge against a credit event, and to enhance total return.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at Nov. 30, 2014.

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2014 was as follows:

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Foreign currency exchange contracts	$(120,050)	$—	$—	$—	$(120,050)
Equity contracts	—	—	80,710	—	80,710
Interest rate contracts	—	(44,646)	—	—	(44,646)
Credit contracts	—	—	—	(376)	(376)

Total	$(120,050)	$(44,646)	$80,710	$(376)	$(84,362)

Net Change in Unrealized Appreciation (Depreciation) of:

	Futures Contracts	Options Written	Total
Equity contracts	$—	$1,452	$1,452
Interest rate contracts	(8,814)	—	(8,814)

Total	$(8,814)	$1,452	$(7,362)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2014:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	235,955	USD	338,718
Futures contracts (average notional value)		—		1,359,790
Options contracts (average notional value)		—		7,841
Swap contracts (average notional value)*	EUR	714		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Master Repurchase Agreements

		Fair Value of
		Non-Cash	Cash Collateral
	Repurchase Agreements	Collateral Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$40,899	$(40,899)	$—	$—
Bank of Montreal	13,633	(13,633)	—	—
BNP Paribas	61,468	(61,468)	—	—

Total	$116,000	$(116,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect

(continues)	39

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Securities Lending (continued)

to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2014, the value of securities on loan was $17,326,237, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $3,783,418, and cash collateral of $14,496,291. At Nov. 30, 2014, the value of invested collateral was $14,496,291. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

41

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2015

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 21, 2014. At the Annual Meeting, the Fund’s shareholders elected 9 Trustees. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	13,657,673.839	253,055.048	1,952,886.792
Thomas L. Bennett	13,650,554.839	260,174.048	1,952,886.792
John A. Fry	13,645,006.839	265,722.048	1,952,886.792
Lucinda S. Landreth	13,637,520.839	273,208.048	1,952,886.792
Joseph W. Chow	13,638,328.839	272,400.048	1,952,886.792
Frances Sevilla-Sacasa	13,642,701.839	268,027.048	1,952,886.792
Janet L. Yeomans	13,621,593.839	289,135.048	1,952,886.792
J. Richard Zecher	13,638,293.084	272,435.803	1,952,886.792
Thomas K. Whitford	13,654,788.839	255,940.048	1,952,886.792

Changes to portfolio management team

Christopher M. Testa was appointed as a co-portfolio manager of the Fund on June 19, 2014. Mr. Testa joined Babak Zenouzi, Damon J. Andres, D. Tysen Nutt Jr., Edward A. “Ned” Gray, Liu-Er Chen, Wayne A. Anglace, Roger A. Early, Paul A. Matlack, Craig C. Dembek, and John P. McCarthy in making day-to-day decisions for the Fund.

On Nov. 6, 2014, the Fund announced that Thomas H. Chow would no longer serve as a co-portfolio manager of the Fund.

Fund management

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since June 2007.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Edward A. “Ned” Gray, CFA

Senior Vice President, Chief Investment Officer – Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

(continues)	45

Other Fund information (Unaudited)

Fund management (continued)

Roger A. Early, CPA, CFA

Managing Director, Co-Head of Fixed Income Investments, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became co-head of the team in December 2014. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Wayne A. Anglace, CFA

Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is co-head of credit research and senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Christopher M. Testa, CFA

Senior Vice President, Senior Portfolio Manager

Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He manages both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Mr. Testa has been a co-portfolio manager of the Fund since June 2014.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income per Share	Return of Capital per Share	Long Term Capital Gain/(Loss) per Share	Total Distribution Amount per Share
December 2013	$0.0423	$0.0327	$—	$0.0750
January 2014	0.0316	0.0434	—	0.0750
February 2014	0.0725	0.0025	—	0.0750
March 2014	0.0574	0.0176	—	0.0750
April 2014	0.0419	0.0331	—	0.0750
May 2014	0.0695	0.0055	—	0.0750
June 2014	0.0707	0.0043	—	0.0750
July 2014	0.0443	0.0307	—	0.0750
August 2014	0.0422	0.0328	—	0.0750
September 2014	0.0519	0.0231	—	0.0750
October 2014	0.0335	0.0415	—	0.0750
November 2014	0.0456	0.0294	—	0.0750

Total	$0.6034	$0.2966	$—	$0.9000

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

(continues)	47

Other Fund information (Unaudited)

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170; telephone: 866 437-0252.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	(B) Qualifying Dividends[1]
100.00%	19.00%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 58.64%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware

(continues)	49

Other Fund information (Unaudited)

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment management agreement (continued)

Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the Fund’s reorganization in 2013. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

(continues)	51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee	Patrick P. Coyne has served in	65	Board of Governors
2005 Market Street	Chief Executive Officer,	since Aug. 16, 2006	various executive capacities		Member
Philadelphia, PA 19103	and Trustee		at different times at		Investment Company
April 1963			Delaware Investments.[2]		Institute (ICI)
President and
		Chief Executive Officer			Director and Audit
		since Aug. 1, 2006			Committee Member
Kaydon Corp.
(2007–2013)

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005	Private Investor	65	Director
2005 Market Street			(March 2004–Present)		Bryn Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
October 1947					(2007–2011)

Joseph W. Chow	Trustee	Since January 2013	Executive Vice President	65	Director and Audit
2005 Market Street			(Emerging Economies Strategies,		Committee
Philadelphia, PA 19103			Risk and Corporate Administration)		Member – Hercules
January 1953			State Street Corporation		Technology Growth
			(July 2004–March 2011)		Capital, Inc.
(2004–2014)

John A. Fry	Trustee	Since January 2001	President	65	Director —
2005 Market Street			Drexel University		Hershey Trust Company
Philadelphia, PA 19103			(August 2010–Present)		Director, Audit
May 1960					Committee, and
			President		Governance
			Franklin & Marshall College		Committee Member
			(July 2002–July 2010)		Community Health
Systems

Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	65	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	65	Trust Manager and
2005 Market Street			Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
January 1956			(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007 – December 2008)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	65	Director — HSBC
2005 Market Street			(2010–April 2013)		Finance Corporation
Philadelphia, PA 19103			Chief Administrative		and HSBC North
March 1956			Officer (2008–2010)		America Holdings Inc.
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	65	Director, Audit and
2005 Market Street			(January 2006–July 2012)		Compliance
Philadelphia, PA 19103			Vice President — Mergers & Acquisitions		Committee Chair,
July 1948			(January 2003–January 2006), and		Investment
			Vice President and Treasurer		Committee Member
			(July 1995–January 2003)		and Governance
			3M Corporation		Committee Member
Okabena Company

Chair — 3M
Investment
Management Company
(2005–2012)

J. Richard Zecher	Trustee	Since March 2005	Founder	65	Director and
2005 Market Street			Investor Analytics		Compensation
Philadelphia, PA 19103			(Risk Management)		Committee Member
July 1940			(May 1999–Present)		Investor Analytics

			Founder		Director — P/E
			P/E Investments		Investments
(Hedge Fund)
(September 1996–Present)

(continues)	53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served as	65	None[3]
2005 Market Street	Deputy General	Deputy General Counsel	Deputy General Counsel of
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;	Delaware Investments
December 1963		Vice President, Deputy	since 2000.
General Counsel
September 2000 –
May 2013;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October	Daniel V. Geatens has served	65	None[3]
2005 Market Street	and Treasurer	2007	in various capacities at
Philadelphia, PA 19103			different times at
October 1972			Delaware Investments.

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President	David P. O’Connor has served	65	None[3]
		since February 2012;	in various executive and legal
		Senior Vice President	capacities at different times
		October 2005 –	at Delaware Investments.
February 2012;
General Counsel and
Chief Legal Officer since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer	Richard Salus has served in	65	None[3]
2005 Market Street	and Chief Financial	since November 2006	various executive capacities
Philadelphia, PA 19103	Officer		at different times at
October 1963			Delaware Investments.

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees

Patrick P. Coyne

Chairman, President, and

Chief Executive Officer

Delaware Investments® Family of

Funds

Philadelphia, PA

Thomas L. Bennett

Private Investor

Rosemont, PA

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

Philadelphia, PA

Frances A. Sevilla-Sacasa†

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans†

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

Deputy General Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

David P. O’Connor

Executive Vice President, General Counsel, and Chief Legal Officer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company a series of Delaware Management Business Trust Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

Website

delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,960 for the fiscal year ended November 30, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,735 for the fiscal year ended November 30, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,109 for the fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended November 30, 2014 and November 30, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2014. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2014.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	7	$2.0 billion	0	$0
Companies
Other Pooled Investment	1	$70.9 million	0	$0
Vehicles
Other Accounts	9	$1.1 billion	0	$0
Wayne A. Anglace
Registered Investment	3	$1.2 billion	0	$0
Companies
Other Pooled Investment	2	$53.2 million	1	$17.0 million
Vehicles
Other Accounts	17	$101.4 million	0	$0
Liu-Er Chen
Registered Investment	9	$8.4 billion	0	$0
Companies
Other Pooled Investment	9	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$1.3 billion	1	$270.3 million
Craig C. Dembek
Registered Investment	10	$4.5 billion	0	$0
Companies
Other Pooled Investment	1	$17.0 million	1	$17.0 million
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$36.9 billion	0	$0
Companies
Other Pooled Investment	4	$636.8 million	0	$0
Vehicles
Other Accounts	46	$6.1 billion	0	$0
Edward Gray
Registered Investment	5	$1.4 billion	0	$0
Companies
Other Pooled Investment	2	$29.2 million	0	$0
Vehicles
Other Accounts	4	$677.4 million	0	$0

Paul A. Matlack
Registered Investment	13	$5.2 billion	0	$0
Companies
Other Pooled Investment	7	$883.4 million	0	$0
Vehicles
Other Accounts	3	$110.0 million	0	$0
John P. McCarthy
Registered Investment	10	$4.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	9	$16.6 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	34	$9.7 billion	2	$5.4 billion
Christopher M. Testa
Registered Investment	19	$36.2 billion	0	$0
Companies
Other Pooled Investment	7	$883.4 million	0	$0
Vehicles
Other Accounts	20	$5.3 billion	1	$610.6 million
Babak Zenouzi
Registered Investment	13	$3.2 billion	0	$0
Companies
Other Pooled Investment	2	$87.9 million	1	$17.0 million
Vehicles
Other Accounts	9	$1.1 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Dembek, Mr. Early, Mr. Matlack, Mr. McCarthy and Mr. Testa only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of November 30, 2014, the following portfolio managers owned shares of the Fund:

Portfolio Manager	Dollar Range of Fund Shares Owned[1]
Wayne Anglace	$50,001-$100,000

1	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Note: The ranges for fund share ownership by the portfolio managers are: none; $1-10,000; $10,001-$50,000; $50,001-100,000; $100,001-500,000; $500,001-$1 million; over $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2015